SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2006

SOFTBRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction or incorporation)	000-51118 (Commission File Number)	41-2021446 (IRS Employer Identification No.)
Two Meridian Crossings, Suite 800 Minneapolis, Minnesota (Address of principal executive offices)		55423 (Zip code)
Registrant’s telephone number, including area code: (612) 851-1500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

                On February 16, 2006, the SoftBrands, Inc. Compensation Committee approved a revised bonus plan for Steve VanTassel.  A copy of such plan is filed as an exhibit hereto.

Item 9.01  Financial Statements And Exhibits

                (c) Exhibits

                10.1 Amended Executive Bonus Plan for Steve VanTassel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2006

SOFTBRANDS, INC.

/s/ David G. Latzke
David G. Latzke, Senior Vice President, Chief
Financial Officer and Secretary